Exhibit 10.7(a)

OPTION AGREEMENT

选择权协议

This Option Agreement (this "Agreement") is September 2, 2011, and is entered into in Pingdingshan City, Henan Province, People's Republic of China ("PRC" or "China") by and among China Xing De (Hong Kong) Limited ("Party A") and the undersigned shareholders (each a "Shareholder" and collectively the "Shareholders") of Pingdingshan Hengji Concrete Co., Ltd. ("Company"). Party A and the Shareholders are each referred to in this Agreement as a "Party" and collectively as the "Parties"; the Company is made a party to this Agreement for the sole purpose of acknowledging the Agreement.

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本《选择权协议》（以下简称"本协议"）由中国兴德（香港）有限公司（"甲方"）；和以下签字的平顶山市恒基混凝土有限公司（"公司"）的股东（各股东分别或统称为"股东"）协商一致，于2011年9月2日在中华人民共和国（以下简称"PRC"或者"中国"）河南省平顶山市签订。甲方和股东在本协议中分别或者统称为"各方"；公司作为本协议的一方仅为承认本协议之目的。

R E C I T A L S

前言

1. The Company is mainly engaged in production and sales of pre-mixed commercial concrete (collectively the "Business");

公司主要从事主要预拌商品混凝土的生产和销售（以下统称为"业务"）；

2. Party A, a company incorporated under the laws of Hong Kong Special Administrative Region, specializes in investment and enterprise management. Party A's wholly-owned subsidiary in the PRC, Zhengzhou Xing De Enterprise Management & Consulting Co., Ltd., and the Company entered into a certain Consulting Services and Operating Agreement dated September 2, 2011 (the "Services Agreement") in connection with the Business;

甲方为根据香港特别行政区法成立的香港公司，专业开展投资和企业管理。甲方中国子公司郑州市兴德企业管理咨询有限公司与公司在2011年9月2日签订了有关业务的《咨询服务和运营协议》（以下简称"服务协议"）；

3. The Shareholders collectively hold 100% of the issued and outstanding equity interests of Company (collectively the "Equity Interests"); and

股东系公司的股东，合计持有公司的已发行股权的100%（以下统称为"股权"）；以及

4. Each Shareholder desires to grant Party A the exclusive right to acquire such Shareholder's portion of the Equity Interests that has been registered in the Company's

Register of Shareholders under such Shareholder's name, subject to the terms and conditions set forth below.

股东决定根据下述条款和条件，授予甲方排他的获取以股东名册记载的股权份额的权利。

NOW, THEREFORE, the Parties to this Agreement hereby agree as follows:

签订协议各方必须遵守如下条款：

1. GRANT OF THE OPTION （授权）

1.1 Grant of Option. Each Shareholder hereby grants to Party A an exclusive option to purchase, at any time and to the extent permitted under applicable PRC laws and regulations, such Shareholder's portion of the Equity Interests, at the price specified in Section 1.4 of this Agreement (the "Option"). For the avoidance of doubt, Party A shall be entitled to exercise the Option granted by each Shareholder for an unlimited number of times, until all of such Shareholder's portion of the Equity Interests have been acquired by Party A or its designee.

授权。股东在此授予甲方排他的购买选择权。该选择权行使人可随时在中国法律允许的范围内根据本协议 1.4 条中规定的价格购买股东股权份额（以下简称“选择权”）。为避免疑问，甲方有权无次数限制地行使股东授予的选择权，直到股东拥有的股权份额被甲方或者甲方的指定人完全获取。

1.2 Transfer of Option. Each Shareholder agrees that the Option granted by such Shareholder to Party A shall be freely transferable, in whole or in part, by Party A to any third party, and that upon such transfer, the transferred Option may be exercised by such third party upon the terms and conditions set forth herein, as if such third party were a party to this Agreement, and such third party shall assume the rights and obligations of Party A under this Agreement.

选择权转让。股东同意股东授予甲方的选择权甲方可以自由地全部或部分的转让给第三方。一旦转让，被转让的选择权可由第三方依据此处的条款和条件实施，第三方将被视为本协议的一方，该第三方将承继甲方在本协议项下的权利和义务。

1.3 Exercise of Option. Party A, at its sole discretion, may exercise the Option at any time by issuing a written notice (the "Notice") to a Shareholder and specifying the amount of such Shareholder's portion of the Equity Interests to be purchased. Each Shareholder agrees that Party A may designate in its sole discretion any third party to exercise the Option on Party A's behalf, in which case the Notice shall identify such third party.

权利的行使。甲方根据自身的判断，可以随时通过向一个或一个以上股东

发布一个书面的通知（以下简称“通知”）并且指明从股东所购入的股权数量和购买方式来行使该选择权。股东同意甲方可以基于自身的判断授权任何第三方代表甲方行使选择权，在这种情况下，通知内应确认该第三方。

1.4 Purchase Price.

购买价格

The purchase price of any or all of the Equity Interests pursuant to an exercise of the Option shall be the lowest price then permitted under applicable PRC laws. When such price is higher than registered capital of the Company at the execution date hereof, calculated pro rata for purchase of less than all of the Equity Interest, the excessive part of the price shall be returned to Party A or its designee in a manner as instructed by Party A. Payment of the purchase price shall be determined through negotiation between Party A and the Shareholder whose portion of the Equity Interests is being purchased, in accordance with applicable PRC laws at the time of the exercise of the Option.

在甲方或被指定人行使选择权时，购买股权的价格应当为中国法律法规所允许的最低价，并且当该最低价高于签订本协议时的公司的注册资本时(若非购买全部股权时，按比例计算)，乙方股东应按甲方指定的方式将高出的部分返还给甲方或被指定的人。股权购买支付方式必须由甲方和股东根据所适用的法律在行使选择权时协商决定。

1.5 Transfer of Equity Interests. Upon each exercise of the Option under this Agreement:

股权的转让。在本协议范围内每次行使该选择权时：

1.5.1 The Shareholders shall hold or cause to be held a meeting of shareholders in order to adopt such resolutions as necessary in order to approve the transfer of the portion of the Equity Interests being purchased (such portion being the “Purchased Equity Interests”) pursuant to the Notice;

股东根据通知，应召开或促使召开股东会议，批准转让相应股权给甲方或被指定人的决议（该股权以下简称“已购股权”）。

1.5.2 The relevant Parties to the Purchased Equity Interests shall enter into an Equity Interests Purchase Agreement in a form reasonably acceptable to Party A, setting forth the terms and conditions for the sale and transfer of the Purchased Equity Interests;

《股权购买协议》的相关各方应在甲方可接受的合理形式下签订《股权购买协议》，约定买卖已购股权的各个条款和条件;

1.5.3 The relevant Parties to the Purchased Equity Interests shall execute,

without any security interest, all other requisite contracts, agreements or documents, obtain all requisite approval and consent of the government, conduct all necessary actions, to effectuate the transfer of the Purchased Equity Interests to Party A (or its designee), and cause Party A (or its designee) to be registered in the Company's Register of Shareholders as owner of the Purchased Equity Interests. As used herein, "security interest" means any mortgage, pledge, the right or interest of the third party, any purchase right of equity interest, right of acquisition, right of first refusal, right of set-off, ownership detainment or other security arrangements; however, such term shall not include any security interest created under that certain Equity Pledge Agreement dated as of September 2, 2011 by and among the Parties (the "Pledge Agreement").

《股权购买协议》相关各方必须在没有任何担保权益的情况下履行其余全部必备的合同、协议或者文件，获得所有政府批文，采取所有必要行动，向甲方或甲方指定的人员出让有效已购股权，促成甲方或被指定人成为已购股权的股东名册登记拥有者。在该条款中，"担保权益"指的是抵押、质押、第三方的权利或利益，任何购买股权的权利，收购权，优先取舍权，抵消权，所有权保留或者其他担保安排，但是，不包括任何在 2011 年 9 月 2 日签订的《股权质押协议》（"质押协议"）下所产生的担保权益。

2. SHAREHOLDERS' COVENANTS (与股东陈述)

Each Shareholder hereby covenants:

股东各自并且连带地在此做出如下陈述和保证：

(a) To not sell, transfer, mortgage, create pledges, liens, or any other encumbrances on or dispose in any other form any legitimate or beneficial interest in his or her portion of the Equity Interests, or to approve any security interest to the Equity Interests (except as created pursuant to the Pledge Agreement) without Party A's prior written consent;

未经甲方事先书面同意，在签订本该协议后，不得出售、转让、抵押、创设质押、优先权，或任何权利负担或以任何其他形式处置任何合法的或受益的其自身的股权利益，也不得允许担保权益。《质押协议》设定的除外；

(b) To not adopt or support or execute any resolution at any meeting of shareholders that seeks to approve any sale, transfer, alteration, mortgage or disposal of any legitimate or beneficial interest of the Equity Interests, or to allow any attachment of security interests (except as created pursuant to the Pledge Agreement), without Party A's prior written consent;

未经甲方事先书面通知，不得通过、支持或签署任何股东会议所做出的企图批准出售、转让、变更、抵押或处置任何合法的或受益的股权利益，或是允许附加担保权益的股东决议，但根据《股权质押协议》设定的除外。

(c) To not agree or support or execute any resolution at any meeting of shareholders that seeks to approve a merger, cooperation, acquisition or investment by the Company, without the Company's prior written consent;

未经甲方事先书面同意，不得同意、支持或签署在公司股东会议做出的，企图批准公司合并、合作、收购或投资的决议；

(d) To notify Party A of the occurrence or the potential occurrence of any litigation, arbitration or administrative procedure relevant to the Equity Interests;

向甲方通告与股权有关的已发生或可能发生的诉讼、仲裁或行政程序；

(e) To cause the Company's Board of Directors to approve the transfer of any Purchased Equity Interests pursuant to this Agreement;

促使公司董事会根据本协议允许任何已购股权的转让；

(f) To execute all requisite or relevant documents, conduct all requisite or relevant actions, and make all requisite or relevant claims, or make requisite or relevant defense against all claims of compensation, in order to maintain such Shareholder's ownership of his or her portion of the Equity Interest;

签署所有必要的或相关的文件，采取所有必要的或相关的措施，提出所有必要的或相关的索赔或对他方索赔提出必要的或相关的抗辩，以保障股东所拥有的股权份额；

(g) Upon the request of Party A, to vote for any person designated by Party A to be a director of the Company; and

根据甲方的要求，投票选举甲方指定的人员担任公司董事；与

(h) To prudently comply with the provisions of this Agreement and any other agreements entered into with Party A and the Company in connection therewith, and to perform all obligations under all such agreements, without taking any action or nonfeasance that may affect the validity and enforceability of such agreements.

切实遵守本协议以及其他与甲方与公司达成的相关协议，履行这些协议规定的义务，不得懈怠执行或采取任何可能影响这些协议有效性和可执行性的行为。

3. Representations and Warranties. As of the date of this Agreement and as of each transfer of any Purchased Equity Interests pursuant to an exercise of the Option, each Shareholder hereby represents and warrants that:

陈述和保证。在本协议签署之日并对每次依选择权行权而转让已购股权，乙方和乙方股东作如下陈述和保证：

3.1 Such Shareholder shall have the power and ability to enter into and deliver this Agreement, and at each transfer of any Purchased Equity Interests, the corresponding Equity Interests Purchase Agreement, and to perform his or her respective obligations thereunder. Upon execution, this Agreement and each Equity Interest Purchase Agreement shall constitute legal, valid and binding obligations and be fully enforceable in accordance with their terms;

股东有权利和能力签订和交付本协议，履行本协议和每次转让已购股权时《股权购买协议》所规定的的义务。一经签署，本协议和每个相应的《股权购买协议》将依相关条款构成股东合法、有效、有约束力和可执行的义务;

3.2 The execution and performance of this Agreement and any Equity Interest Purchase Agreement shall not: (i) violate any relevant laws and regulations of the PRC; (ii) conflict with the Articles of Association or other organizational documents of the Company; (iii) cause to breach any agreements or instruments having binding obligation on such Shareholder, or constitute a breach under any agreements or instruments having binding obligation on such Shareholder; (iv) breach relevant authorization of any consent or approval and/or any effective conditions; or (v) cause any authorized consent or approval to be suspended, removed, or cause other added conditions;

签署和履行本协议和《股权购买协议》不会：(1) 违反任何中华人民共和国的法律、法规；(2) 与公司章程或其他组织文件相冲突；(3) 致使或造成股东违反相关协议或文件或产生约束义务；(4) 违反任何同意或批准的授权和/或危害其持续有效的条件；(5) 导致任何同意或批准被中止、取消，或者产生附加条件;

3.3 Such Shareholder's portion of the Equity Interests is transferable in whole and in part only upon Party A's prior written consent, and such Shareholder has not permitted or caused any security interest to be imposed thereupon other than pursuant to the Pledge Agreement;

股东的股权仅在甲方事先书面同意时可部分或全部转让，但股东不得将担保权益加于股权上，《质押协议》项下规定的情形除外;

3.4 The Company does not have any unpaid debt, other than (i) such debt that may arise during the ordinary course of business; and (ii) debt either disclosed to Party A or incurred pursuant to Party A's written consent;

公司没有任何未了债务，除了（1）由正常业务产生的债务；和（2）已告知甲方的债务或经甲方书面允诺而导致的债务;

3.5 Such Shareholder has complied with all applicable PRC laws and regulations in connection with this Agreement;

股东已遵守所有与本协议相关的可适用的中国法律法规;

3.6 There are no pending or ongoing litigation, arbitration or administrative procedures with respect to the Company, its assets or the Equity Interests, and such Shareholder has no knowledge of any pending or threatened claims to the best of his or her knowledge; and

不存在任何与公司、公司资产或股权相关的未决或正在进行的诉讼、仲裁或行政程序。就股东尽力了解，没有未决或有威胁的索赔情况存在；以及

3.7 Such Shareholder holds his or her portion of the Equity Interests free and clear of encumbrances of any kind, other than the security interest pursuant to the Pledge Agreement.

乙方股东所持有的股权上没有任何权利负担，《质押协议》项下的担保权益除外。

4. ASSIGNMENT OF AGREEMENT (协议的转让)

4.1 No Shareholder may transfer his or her rights and obligations under this Agreement to any third party without Party A's prior written consent.

未经甲方事先书面允许，乙方股东不得向第三方转让他们在本协议项下的权利和义务。

4.2 Party A may transfer or assign any or all of its rights and obligations under this Agreement to any third party, and such transfer shall only be subject to a notice by Party A to the Shareholders and the Company prior to any such transfer or assignment.

甲方可以向任何第三方转让其在本协议项下的所有权利和义务。甲方应向乙方股东做出通知后才可转让，并且公司在甲方转让时拥有优先权。

5. EFFECTIVE DATE AND TERM (有效日期和期限)

This Agreement shall take effect on the date of execution of this Agreement and shall remain in full force and effect for the period of time unless sooner terminated by mutual written agreement of the Parties.

本协议自签署之日起生效，并在期限内一直有效。除非经双方协商一致书面提前终止，本协议应当保留完全的效力和强制力。

6. APPLICABLE LAWS AND DISPUTE RESOLUTION (适用法律和争议的解决)

6.1 Applicable Laws. The execution, validity, interpretation and performance of this Agreement and the dispute resolution under this Agreement shall be governed by the laws of PRC.

适用法律。本协议的签署、效力、解释和履行以及争议的解决均适用中华人民共和国的法律。

6.2 Arbitration. Any dispute arising from, out of or in connection with this Agreement shall be settled through amicable negotiations between the disputing Parties. Such negotiations shall begin immediately after a disputing Party has delivered to the other disputing Party(s) a written request for such negotiation. If, within ninety (90) days following the date of such notice, the dispute cannot be settled through negotiations, the dispute shall, upon the request of any disputing Party with notice to the other disputing Party(s), be submitted to arbitration in China under the auspices of China International Economic and Trade Arbitration Commission ("CIETAC"). The disputing Parties shall jointly appoint a qualified interpreter for the arbitration proceeding and shall be responsible for sharing in equal portions the expenses incurred by such appointment. The arbitration proceeding shall take place in Shanghai, China. The outcome of the arbitration shall be final and binding and enforceable upon the disputing Parties.

仲裁。争议双方应尽量通过友好协商解决与本协议解释或履行相关的任何争议。此类协商应当在一争议方向另一争议方递交请求协商的书面要求后立即进行。如果在通知发出后 90 天内争议仍无法通过协商解决，相关争议应当根据任一争议方向另一争议方发出的通知而提交中国国际经贸仲裁委员会（CIETAC）仲裁。争议各方应当联合任命一名合格的仲裁翻译并且对于由此产生的花费承担相同的比例。仲裁地为上海。仲裁裁决是终局性的，对争议双方均有约束力，并可根据其条款予以强制执行。

6.2.1 Arbitration Language and Rules. Unless otherwise provided by the arbitration rules of CIETAC, the arbitration proceeding shall be conducted in Chinese. The arbitration tribunal shall be formed pursuant to the arbitration rules of CIETAC. The arbitration tribunal shall apply the arbitration rules of the CIETAC in effect on the date of execution of this Agreement. However, if such rules are in conflict with Section 6 of this Agreement, then the terms of Section 6 of this Agreement shall prevail.

语言与适用法律。除非 CIETAC 的仲裁规则另有规定，仲裁使用中文。依据 CIETAC 仲裁规则组织仲裁庭。仲裁庭应当使用本协议签字时 CIETAC 有效的仲裁规则。但是，如果此类规则和本条款或本协议第六节相冲突，应采用本协议第六节相关条款的规定。

6.2.2 Cooperation; Disclosure. Each disputing Party shall cooperate with the other disputing Party(s) in making full disclosure of and providing complete access to all information and documents requested by the other disputing Party(s) in connection with such

proceedings, subject only to any confidentiality obligations binding on such Parties.

合作；披露。除非受到保密义务的限制，根据另一争议方的要求，每一争议方应当和另一争议方合作以期提供完全地披露与相关法律程序有关的信息和文件。

6.2.3 Jurisdiction. Judgment or award rendered by CIETAC may be entered into by any court having jurisdiction, or application may be made to such court for a judicial recognition of the judgment or any order of enforcement thereof.

管辖权。CIETAC 的裁决可以交予任何具有管辖权的法院，或者可以向其申请承认裁决或者强制执行裁决。

7. Taxes and Expenses. Each Party shall, in accordance with PRC laws, bear any and all registration taxes, costs and expenses arising from the preparation, execution and completion of this Agreement and all Equity Interests Purchase Agreements.

税收和花费。各方应根据中国法律承担因本协议和所有《股权购买协议》的准备、签订和完成而产生的所有注册税，成本以及花费。

8. Notices. Notices or other communications required to be given by any Party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or prepaid mail or by a recognized courier service or by facsimile transmission to the relevant address of each Party as set forth below or other addresses as specified by such Party from time to time. The date when the notice is deemed to be duly served shall be determined as follows: (a) a notice delivered personally is deemed duly served upon the delivery; (b) a notice sent by mail is deemed duly served the tenth (10th) day after the date of the air registered mail with the postage prepaid has been sent out (as is shown on the postmark), or the fourth (4th) day after the delivery by an internationally recognized courier service; and (c) a notice sent by facsimile transmission is deemed duly served upon the receipt time as shown on the transmission confirmation.

通知。任何一方发出的、与此协议相关的通知或信息都应当用中文和英文书写，并以以下方式：专人、使用挂号信件、已付邮资的信件，急件送信服务，传真发送到相关各方的地址、本页下方的地址、各方的其他地址或各方特定的其他地址。通知适时送达的日期应当遵循如下原则：（1）个人递送的通知的日期即应在送达之时；（2）用邮件递送的通知的日期在用已付邮资的空运挂号信件送出当天（以邮戳为准）后的第十天，或者用国际公认的急件送信服务机构递送日期后的第四天；（3）用传真发送的通知的，按传输确认书显示的接收时间。

Party A
甲方

中国兴德（香港）有限公司

China Xing De (Hong Kong) Limited
Address: Room. 1105, 11F, No. 11, Shang Wu Nei Huan Road, Zhengdong New District, Zhengzhou City, China
地址：郑州市郑东新区商务内环路 11 号 11 层 1105 号
Attn: ZHU Yulong
联系人：朱玉龙
Fax:
传真:
Tel:
电话:

Shareholders:
股东

ZHU Guangjian
朱广见
Address:
地址：
Tel:
电话：
Fax:
传真：

MIAO Yingtao
苗樱桃
Address:
地址：
Tel:
电话：
Fax:
传真

9. Confidentiality. The Parties acknowledge and confirm that any oral or written information exchanged by the Parties in connection with this Agreement is confidential. The Parties shall maintain the confidentiality of all such information. Without the written approval by the other Parties, any Party shall not disclose to any third party any confidential information except as follows:

保密条款。各方承认并确认任何与本协议相关的口头或书面信息都是保密的，应当确保所有此类信息的机密性。未经其他方的书面允许，任何一方不得向任何第三方提供机密信息。但下述信息除外：

(a) Such information was in the public domain at the time it was communicated;

提供时已被公众获悉的信息；

(b) Such information is required to be disclosed pursuant to the applicable laws, regulations, policies relating to the stock exchange; or

应股票交易市场相关的法律、制度、规则之要求而披露的信息；

(c) Such information is required to be disclosed to a Party's legal counsel or financial consultant, provided however, such legal counsel and/or financial consultant shall also comply with the confidentiality as stated hereof. The disclosure of confidential information by employees or agents of the disclosing Party is deemed to be an act of the disclosing Party, and such Party shall be responsible for all breach of confidentiality arising from such disclosure. This provision shall survive even if certain clauses of this Agreement are subsequently amended, revoked, terminated or determined to be invalid or unable to implement for any reason.

应该透露给各方法律顾问或财务顾问的信息，但该法律顾问或财务顾问应当同样遵守此节提出的保密要求。任何一方的员工或者代理人披露保密信息的行为应被视为该方的行为，并且该方将承担相应的违反保密义务的责任。本协议中的任何条款基于任何原因修改、废除、终止，或被认为无效或不能执行时，本条款始终有效。

10. Further Warranties. The Parties agree to promptly execute such documents as required to perform the provisions of this Agreement, and to take such actions as may be reasonably required to perform the provisions of this Agreement.

进一步保证。各方同意为本协议条款之履行而签署必要的文件并采取合理的行动。

11. MISCELLANEOUS (其他条款)

11.1 Amendment, Modification and Supplement. Any amendments and supplements to this Agreement shall only take effect if executed by both Parties in writing.

协议的改善、修正和补充。任何对协议的改善和补充必须由各方书面签订才能生效。

11.2 Entire Agreement. The Parties acknowledge that this Agreement constitutes the entire agreement of the Parties with respect to the subject matters therein and supersedes and replaces all prior or contemporaneous agreements and understandings, whether oral or in writing.

协议的完整性。各方承认本协议构成了各方关于协议所述问题的完整协议。本协议取代任何先前和同时期所有的口头或书面的协议或谅解。

11.3 Severability. If any provision of this Agreement is deemed invalid or non-enforceable according with relevant laws, such provision shall be deemed invalid only within the applicable laws and regulations of the PRC, and the validity, legality and enforceability of the other provisions hereof shall not be affected or impaired in any way. The Parties shall, through reasonable negotiation, replace such invalid, illegal or non-enforceable provisions with valid provisions in order to bring similar economic effects of those invalid, illegal or non-enforceable provisions.

协议的可分性。如果根据相关法律本协议的任何规定无效或者不可执行，则该规定只有在适用的中华人民共和国法律和法规范围内无效，但是其他条款的有效性、合法性和可执行性不会受到任何影响和削弱。各方需通过合理的协商，通过使用产生相同经济效益的其他有效规定来取代这些无效、不合法或不可实施的规定。

11.4 Headings. The headings contained in this Agreement are for reference only and shall not affect the interpretation and explanation of the provisions in this Agreement.

标题。此协议所含的标题仅供参考的方便，不会影响协议中条款的阐述、解释。

11.5 Language and Copies. This Agreement shall be executed in both English and Chinese in six (6) duplicate originals. Each Party shall hold one (1) original, each of which shall have the same legal effect.

语言和份数。此协议以中英文签署，一式六份，各方各执一份，具同等法律效力。

11.6 Successor. This Agreement shall be binding on the successors of each Party and the transferee permitted for each Party.

承继。此协议将约束各方的承继人和各方认可的受让方。

11.7 Survival. Each Party shall continue to perform its obligations notwithstanding the expiration or termination of this Agreement. Article 6, Article 8, Article 9 and Section 11.7 hereof shall continue to be in full force and effect after the termination of this Agreement.

仍然有效。不论本协议的到期或终止事项，各方应当继续履行义务。在本协议终止后，第 6、8、9 节和 11.7 条款仍然有效。

11.8 Waiver. Any Party may waive the terms and conditions of this Agreement in writing with the written approval of all the Parties. Under certain circumstances, any waiver by a Party to the breach of other Parties shall not be construed as a waiver of any other breach by any other Parties under similar circumstances.

弃权。各方书面同意后，一方可以放弃协议规定的条款。某种情况下当事人一方对其他方违约的弃权，不能视作对其他方在相似情况下违约的弃权。

[SIGNATURE PAGE FOLLOWS]
[以下是签字页]

[SIGNATURE PAGE]
[签字页]

IN WITNESS WHEREOF this Agreement is duly executed by each Party or its legal representatives.

兹证明，本协议由各方或者各方的法定代表人签订。

Party A: China Xing De (Hong Kong) Limited

甲方： 中国兴德（香港）有限公司

Authorized Representative: ____________________

授权人(签字)

Name: ZHU, Yulong

姓名:朱玉龙

Title: Director

职务：董事

SIGNATURE PAGE FOR SHAREHOLDERS

股东签字页

Shareholders of the Company:

公司股东:

朱广见
ZHU, Guangjian
ID Card No.: 410222196211282531
身份证号: 410222196211282531

苗樱桃
MIAO, Yingtao
ID Card No.: 412721196803104301
身份证号: 412721196803104301

ACKNOWLEDGED BY THE COMPANY:

Pingdingshan Hengji Concrete Co., Ltd.

平顶山恒基混凝土有限公司

Legal/Authorized Representative: ________________

法定代表人/或被授权人(签字)

Name: ZHU, Guangjian

姓名：朱广见

Title: Executive Director

职务：执行董事